                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             CYBERGUARD CORPORATION
             (Exact name of registrant as specified in its charter)


                      FLORIDA                                        65-0510339
   (State or other jurisdiction of incorporation        (I.R.S. Employer Identification No.)
                 or organization)

                         2000 WEST COMMERCIAL BOULEVARD
                                   SUITE 200
                         FORT LAUDERDALE, FLORIDA 33309
                                 (954) 958-3900
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             CYBERGUARD CORPORATION
                           EMPLOYEE STOCK OPTION PLAN
                            DATED SEPTEMBER 4, 1998
                        AS AMENDED BY AMENDMENT NO. 1 TO
                           EMPLOYEE STOCK OPTION PLAN
                             DATED AUGUST 10, 1999
                           (Full titles of the Plans)


                      David R. Proctor                                            Copy to:
    Chairman of the Board of Directors, Chief Executive                    D. Ronald Surbey, Esq.
                   Officer and President                                    Holland & Knight LLP
         2000 West Commercial Boulevard, Suite 200                       One East Broward Boulevard
               Fort Lauderdale, Florida 33309                          Fort Lauderdale, Florida 33301
                       (954) 958-3900                                          (954) 525-1000

     (Name, address, including zip code, and telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
 TITLE OF SECURITIES TO BE         AMOUNT TO        PROPOSED MAXIMUM        PROPOSED           AMOUNT OF
         REGISTERED            BE REGISTERED(1)      OFFERING PRICE         AGGREGATE       REGISTRATION FEE
                                                      PER SHARE(2)        OFFERING PRICE
--------------------------------------------------------------------------------------------------------------
Common Stock,                      2,500,000             1.125             $2,812,500           $ 781.88
     $.01 par value
----------------------------- -------------------- ------------------- ---------------------------------------

(1) The Common Stock being registered relates to stock option grants to be undertaken in the future pursuant to the terms of the Employee Stock Option Plan, as amended, with option exercise prices to be determined. This Registration Statement also covers any additional shares that may hereafter become purchasable as a result of the adjustment provisions in the Plan or the agreement pursuant to which such shares are issued.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the bid and asked price of the Common Stock of CyberGuard Corporation on September 16, 1999, as quoted in the "pink sheets."
================================================================================

                                    PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by CyberGuard Corporation, a Florida corporation (the "Registrant"), with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") are incorporated by reference herein:

         (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999, filed with the SEC on August 31, 1999.

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with the SEC on September 9, 1999.

         (3) The Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1998, filed with the SEC on September 9, 1999.

         (4) The Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, filed with the SEC on September 9, 1999.

         (5) The Registrant's Current Report on Form 8-K, dated July 22, 1999, filed with the SEC on July 30, 1999.

         (6) The Registrant's Description of Common Stock on Form 10, effective September 1994 (File No. 0-24544)(including all amendments and reports updating such description).

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

         ITEM 4.  DESCRIPTION OF SECURITIES

         The class of securities to be offered under this Registration Statement is registered under Section 12 of the Exchange Act.

         ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

         ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         LIMITATION ON LIABILITY OF DIRECTORS

         In accordance with Section 607.0831 of the Florida Business Corporation Act ("Florida BCA"), which mandates the elimination of a director's personal liability except under certain circumstances, Article XII of the Company's Articles of Incorporation ("Article Twelfth") indemnifies its directors by eliminating their personal liability to the Company or its stockholders for monetary damages for breach of fiduciary duty as director, except to the extent that such exemption from liability or limitation thereof is not permitted under the Florida BCA as currently in effect or as it may hereafter be amended. Under Section 607.0831 of the Florida BCA, as in effect on the date hereof, a director remains personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management's policy, if the director breached or failed to perform his duties as a director and the director breach of, or failure to perform, those duties constitutes (i) a violation of the criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful, (ii) a transaction from which the director derived an improper personal benefit, either directly or indirectly, (iii) a violation of Section 607.0834 of the Florida BCA, which proscribes directors from voting for or assenting to the payment of dividends and stock repurchases or redemptions under certain circumstances, (iv) willful misconduct or conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation to procure a judgment in its favor or by or in the right of a shareholder, or (v) recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety, or property in a proceeding by or in the right of someone other than the corporation or a shareholder.

         Article Twelfth provides that any future repeal or amendment of its terms (including any amendment or repeal of this Article Twelfth made by virtue of any change in the Florida BCA) will not adversely affect any rights of directors existing thereunder with respect to acts or omissions occurring prior to such repeal or amendment.

         INDEMNIFICATION AND INSURANCE

         Pursuant to authority conferred by Section 607.0850 of the Florida BCA, Section 6.4 of the Company's By-Laws mandates that the Company's directors, officers, and employees be indemnified to the fullest extent permitted by law for all expenses relating to any action, suit or proceeding, whether civil, criminal, or administrative (i) by reason of the fact that such person is or was a director, officer, or employee of the Company or (ii) by reason of the fact that, while such person is or was a director, officer, or employee of the Company, such person is or was serving at the request of the Company as a director, officer, or employee of another enterprise. Indemnification is available only where the person seeking indemnification has
(i) acted in good faith and (ii) in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company with respect to the claim against him. With respect to a criminal action or proceeding, such person must also have had no reasonable cause to believe his conduct was unlawful. Section 607.0850(3) of the Florida BCA requires that the Company indemnify its officers, directors, employees, and agents to the extent such person has been successful on the merits or otherwise in defense of such proceeding.

         Section 607.0850(6) of the Florida BCA permits the Company to pay those expenses incurred by an officer or director in defending a civil or criminal proceeding in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he is ultimately found not to be entitled to indemnification by the corporation. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate. Section 6.4 of the By-Laws requires the Company to pay or reimburse all expenses, including attorney's fees, incurred by any such person in defending any such action, suit or proceeding upon receipt by the Company of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Company.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors and officers and controlling persons pursuant to the foregoing provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         Directors and officers of the Company (collectively, "Indemnitees") are each parties to an indemnification agreement (collectively "Indemnification Agreements"). The Indemnification Agreements obligate the Company to indemnify and hold harmless each Indemnitee to the fullest extent permitted by the Articles of Incorporation, the By-Laws of the Company and the Florida BCA for all expenses, including attorney's fees and taxes, in connection with any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), to which an Indemnitee was, is, or is threatened to be made a party by reason of facts which include his being or having been a director, officer, employee or agent of the Company. The Indemnification Agreements exclude indemnification where (i) indemnification would be prohibited by applicable law, (ii) the Indemnitee derived an improper personal benefit, (iii) the Indemnitee engaged in willful misconduct, (iv) it is determined that the Indemnitee violated of a criminal law (subject to certain exceptions), or (v) it is determined that the Indemnitee violated certain federal securities laws. The Indemnification Agreements provide for the advancement of expenses of a Proceeding, including advancement to pay for reasonable attorney's fees, upon the receipt of an undertaking to repay such advances if it is ultimately determined that indemnification is unavailable.

         ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

         ITEM 8.  EXHIBITS

    4.1       Articles of Incorporation, as amended, of the Registrant
              (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996).

    4.2 Restated By-laws of the Registrant (incorporated by reference to the Post-Effective Amendment No. 1 to the Registrant's
              Registration Statement on Form 10, filed with the SEC on September 29, 1994 (File No. 0-24544)).

    4.3 Employee Stock Option Plan dated September 4, 1998 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the SEC on August
              31, 1999).

    4.4       Amendment No. 1 to Employee Stock Option Plan dated August 10,
              1999 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the SEC on August 31, 1999).

    4.5       Form of Stockholder Rights Plan (incorporated by reference to
              Post-Effective Amendment No. 1 to the Registrant's Registration
              Statement on Form 10, filed with the SEC on September 29, 1994
              (File No. 0-24544)).

    4.6 Form of Common Stock Certificate (incorporated by reference to the Registrant's Registration Statement on Form S-3 filed with the SEC on July 30, 1996).

    4.7       Form of Share Holding Agreement between Concurrent Computer
              Corporation and the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-3 filed with the
              SEC on July 30, 1996).

    4.8       Employee Stock Incentive Plan (incorporated by reference to the
              Registrant's Registration Statement on Form S-8 filed with the
              SEC on January 13, 1995).

    4.9 Amendment to Employee Stock Incentive Plan (incorporated by reference to the Registrant's definitive proxy statement filed with the SEC on May 24, 1996).

   4.10       Form of Non-Statutory Stock Option Agreement dated as of October
              8, 1994 between the Company and the following executive officers:
              Robert Chism; Robert T. Menzel; Michael N. Smith; Bradley C.
              Lesher; Daniel S. Dunleavy; and E. Courtney Siegel (incorporated by reference to the exhibits to the Company's Registration
              Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.11       Form of Non-Statutory Stock Option Agreement dated as of February
              4, 1996 between the Company and the following executive officers:
              Patrick O. Wheeler; Katherine K. Hutchison;

              Robert Perks; and Rick Siebenaler (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3
              (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.12       Form of Incentive Stock Option Agreement dated as of February 4,
              1996 between the Company and the following executive officers:
              Patrick O. Wheeler; Katherine K. Hutchison; Robert Perks; and
              Rick Siebenaler (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number
              333-28693) filed with the SEC on June 6, 1997).

   4.13 Non-Statutory Stock Option Agreement dated as of February 4, 1996 between the Company and Brian Foremny (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.14 Non-Statutory Stock Option Agreement dated as of March 5, 1996 between the Company and Robert L. Carberry. (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.15 Non-Statutory Stock Option Agreement dated as of August 27, 1996 between the Company and Frank Gelbart (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.16 Incentive Stock Option Agreement dated as of February 4, 1996 between the Company and Brian Foremny (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.17 Incentive Stock Option Agreement dated as of July 23, 1996 between the Company and Robert. L. Carberry (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.18 Incentive Stock Option Agreement dated as of August 27, 1996 between the Company and Frank Gelbart (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.19 Form of Non-Statutory Stock Option Agreement between the Company and non executive officers (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3
              (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.20 Form of Incentive Stock Option Agreement between the Company and non executive officers (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.21 Form of Stock Option Agreement between the Company and non-employee directors (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.22 Form of Restricted Stock Agreement between the Company and certain employees of the Company's subsidiary (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.23 Private Securities Subscription Agreement dated May 15, 1997 between the Company and Capital Ventures International
              (incorporated by reference to the exhibits to the Company's
              Registration Statement on Form S-3 (registration number
              333-28693) filed with the SEC on June 6, 1997).

   4.24       Registration Rights Agreement dated May 15, 1997 between the
              Company and Capital Ventures International (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.25 Form of Non-Statutory Stock Option Agreement between the Company and the following persons in the following amounts: Robert
              Lawten-50,000 shares and Thomas Patterson-100,000 shares
              (incorporated by reference to the Company's Registration
              Statement on Form S-8 filed with the SEC on November 5, 1997).

   4.26 Non-Statutory Stock Option Agreement dated as of October 23, 1997 between the Company and Arca Systems, Inc. (incorporated by reference to the Company's Registration Statement on Form S-8 filed with the SEC on November 5, 1997).

   4.27       Form of Restricted Stock Agreement for TradeWave Employees
              (incorporated by reference to the Company's Registration
              Statement on Form S-8 filed with the SEC on November 5, 1997).

   4.28 Form of Restricted Stock Agreement between the Company and the following persons in the following amounts and restriction periods: Robert Lawten-2,000 shares, one year and Thomas
              Patterson-2,000 shares, until January 1, 1998 (incorporated by reference to the Company's Registration Statement on Form S-8 filed with the SEC on November 5, 1997).

      5       Opinion of Holland & Knight LLP.

   23.1 Consent of Holland & Knight LLP (included as part of Exhibit 5 above).

   23.2       Consent of PricewaterhouseCoopers, LLP.

     24 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

ITEM 9.  UNDERTAKINGS

       (a)  The undersigned Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 425(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Ft. Lauderdale, State of Florida, on the 15th day of September, 1999.

                              CYBERGUARD CORPORATION


                              /s/ David R. Proctor
                              ------------------------------------------------
                              By: David R. Proctor
                                  Chairman of the Board of Directors, Chief
                                  Executive Officer and President

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David R. Proctor, and Terrence A. Zielinski, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agent or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed on September 15, 1999 by the following persons in the capacities indicated below.


                        SIGNATURE                                                    TITLE


/s/ David R. Proctor                                        Chief Executive Officer, President and Chairman of the
--------------------------------------------                                  Board of Directors
David R. Proctor



/s/ Terrence A. Zielinski                                         Chief Financial Officer and Vice President
--------------------------------------------                                      of Finance
Terrence A. Zielinski



/s/ C. Shelton James                                                               Director
--------------------------------------------
C. Shelton James



/s/ Leland R. Reiswig, Jr.                                                         Director
--------------------------------------------
Leland R. Reiswig, Jr.



/s/ Richard P. Rifenburgh                                                          Director
--------------------------------------------
Richard P. Rifenburgh

                                 EXHIBIT INDEX

 Exhibit
  Number                         Exhibit Description

    4.1       Articles of Incorporation, as amended, of the Registrant
              (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1996).

    4.2 Restated By-laws of the Registrant (incorporated by reference to the Post-Effective Amendment No. 1 to the Registrant's
              Registration Statement on Form 10, filed with the SEC on September 29, 1994 (File No. 0-24544)).

    4.3 Employee Stock Option Plan dated September 4, 1998 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the SEC on August
              31, 1999).

    4.4       Amendment No. 1 to Employee Stock Option Plan dated August 10,
              1999 (incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 1999 filed with the SEC on August 31, 1999).

    4.5       Form of Stockholder Rights Plan (incorporated by reference to
              Post-Effective Amendment No. 1 to the Registrant's Registration
              Statement on Form 10, filed with the SEC on September 29, 1994
              (File No. 0-24544)).

    4.6 Form of Common Stock Certificate (incorporated by reference to the Registrant's Registration Statement on Form S-3 filed with the SEC on July 30, 1996).

    4.7       Form of Share Holding Agreement between Concurrent Computer
              Corporation and the Registrant (incorporated by reference to the Registrant's Registration Statement on Form S-3 filed with the
              SEC on July 30, 1996).

    4.8       Employee Stock Incentive Plan (incorporated by reference to the
              Registrant's Registration Statement on Form S-8 filed with the
              SEC on January 13, 1995).

    4.9 Amendment to Employee Stock Incentive Plan (incorporated by reference to the Registrant's definitive proxy statement filed with the SEC on May 24, 1996).

   4.10       Form of Non-Statutory Stock Option Agreement dated as of October
              8, 1994 between the Company and the following executive officers:
              Robert Chism; Robert T. Menzel; Michael N. Smith; Bradley C.
              Lesher; Daniel S. Dunleavy; and E. Courtney Siegel (incorporated by reference to the exhibits to the Company's Registration
              Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.11       Form of Non-Statutory Stock Option Agreement dated as of February
              4, 1996 between the Company and the following executive officers:
              Patrick O. Wheeler; Katherine K. Hutchison; Robert Perks; and
              Rick Siebenaler (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number
              333-28693) filed with the SEC on June 6, 1997).

   4.12       Form of Incentive Stock Option Agreement dated as of February 4,
              1996 between the Company and the following executive officers:
              Patrick O. Wheeler; Katherine K. Hutchison; Robert Perks; and
              Rick Siebenaler (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number
              333-28693) filed with the SEC on June 6, 1997).

   4.13 Non-Statutory Stock Option Agreement dated as of February 4, 1996 between the Company and Brian Foremny (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.14 Non-Statutory Stock Option Agreement dated as of March 5, 1996 between the Company and Robert L. Carberry. (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.15 Non-Statutory Stock Option Agreement dated as of August 27, 1996 between the Company and Frank Gelbart (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.16 Incentive Stock Option Agreement dated as of February 4, 1996 between the Company and Brian Foremny (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.17 Incentive Stock Option Agreement dated as of July 23, 1996 between the Company and Robert. L. Carberry (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.18 Incentive Stock Option Agreement dated as of August 27, 1996 between the Company and Frank Gelbart (incorporated by reference to the exhibits to the Company's Registration Statement on Form
              S-3 (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.19 Form of Non-Statutory Stock Option Agreement between the Company and non executive officers (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3
              (registration number 333-28693) filed with the SEC on June 6,
              1997).

   4.20 Form of Incentive Stock Option Agreement between the Company and non executive officers (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.21 Form of Stock Option Agreement between the Company and non-employee directors (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.22 Form of Restricted Stock Agreement between the Company and certain employees of the Company's subsidiary (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.23 Private Securities Subscription Agreement dated May 15, 1997 between the Company and Capital Ventures International
              (incorporated by reference to the exhibits to the Company's
              Registration Statement on Form S-3 (registration number
              333-28693) filed with the SEC on June 6, 1997).

   4.24       Registration Rights Agreement dated May 15, 1997 between the
              Company and Capital Ventures International (incorporated by reference to the exhibits to the Company's Registration Statement on Form S-3 (registration number 333-28693) filed with the SEC on June 6, 1997).

   4.25       Form of Non-Statutory Stock Option Agreement between the Company and the following persons in the following amounts: Robert
              Lawten-50,000 shares and Thomas Patterson-100,000 shares
              (incorporated by reference to the Company's Registration
              Statement on Form S-8 filed with the SEC on November 5, 1997).
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

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
   4.26       Non-Statutory Stock Option Agreement dated as of October 23, 1997 between the Company and Arca Systems, Inc. (incorporated by reference to the Company's Registration Statement on Form S-8
              filed with the SEC on November 5, 1997).

   4.27       Form of Restricted Stock Agreement for TradeWave Employees
              (incorporated by reference to the Company's Registration
              Statement on Form S-8 filed with the SEC on November 5, 1997).

   4.28 Form of Restricted Stock Agreement between the Company and the following persons in the following amounts and restriction periods: Robert Lawten-2,000 shares, one year and Thomas
              Patterson-2,000 shares, until January 1, 1998 (incorporated by reference to the Company's Registration Statement on Form S-8 filed with the SEC on November 5, 1997).

      5       Opinion of Holland & Knight LLP.

   23.1 Consent of Holland & Knight LLP (included as part of Exhibit 5 above).

   23.2       Consent of PricewaterhouseCoopers, LLP.

    24 Powers of Attorney (included as part of the Signature Page of this Registration Statement).
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